EXHIBIT 10.3

           DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

DATE:             September 30, 1996

GRANTOR:                DOCUCON, INCORPORATED ("Grantor")

GRANTOR'S
MAILING ADDRESS:  7461 Callaghan
                        San Antonio, Bexar County, Texas  78229

TRUSTEE:                Christopher T. Klimko ("Trustee")

TRUSTEE'S
MAILING ADDRESS:  105 S. St. Mary's
                        San Antonio, Bexar County, Texas 78205

BENEFICIARY:            BANK ONE, TEXAS, N.A.

BENEFICIARY'S
MAILING ADDRESS:  105 S. St. Mary's
                        San Antonio, Bexar County, Texas  78205

      For value received and to secure payment of the Note and other Indebtedness described herein, Grantor conveys the Property to Trustee in trust. Grantor warrants and agrees to defend the title to the Property. If Grantor performs all the covenants of this Deed of Trust and pays the Note and other Indebtedness herein described according to their terms, this Deed of Trust shall have no further effect, and Beneficiary shall release it at Grantor's expense.

INDEBTEDNESS SECURED:

      This conveyance is made, IN TRUST, to secure and enforce the payment of the following Indebtedness, obligation and liability, to-wit:


      1. Term Note dated of even date herewith, in the original principal amount of $1,550,000.00, executed by Grantor and payable to the order of Beneficiary and a Promissory Note Revolving of even date herewith, in the original principal amount of $750,000.00, executed by Grantor and payable to the order of Beneficiary (collectively referred to herein as the "Note").

      2. The payment of all loans and future advances made by the Beneficiary to Grantor and all other debts, obligations and liabilities of every kind and character of Grantor now or hereafter existing in favor of the Beneficiary, whether such debts, obligations or liabilities are direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to the Beneficiary or to a third party and subsequently acquired by the Beneficiary and whether such debts, obligations and liabilities are evidenced by a note, open account, overdraft, endorsement, surety agreement, guaranty or

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otherwise, the foregoing being sometimes collectively referred to herein as
"Other Obligations."

      3. Any and all renewals and extensions of the above-described Indebtedness, whether or not such renewals and extensions are evidenced in writing, and the liens under this Deed of Trust being cumulative of all other liens and security of any and every other kind or character whatsoever securing the above-described Indebtedness.

      The words "Indebtedness" and "said Indebtedness" wherever used in this Deed of Trust shall refer to all present and future debts, obligations and liabilities described or referred to in this and the foregoing paragraphs.

PROPERTY:

      As used in the Deed of Trust, the term "Property" shall mean the following:

      4. That certain real property situated in Bexar County, Texas, and being more particularly described in Exhibit "A" to this Deed of Trust, together with all and singular the rights, titles, interests, servitudes, hereditaments, prescriptions, profits, and advantages thereto in anywise belonging (all of the foregoing hereinafter collectively referred to as the "Land").

      5. Any and all buildings, structures, sidewalks, parking areas, fences and other improvements, and any and all additions, alterations or appurtenances thereto now or at any time hereafter placed or constructed upon or which may be used in connection with or related to the Land or any part thereof (all of the foregoing hereinafter collectively referred to as the "Improvements").

      6. All materials, supplies, equipment, apparatus and other items now or hereafter attached to, installed in or used, whether temporarily or permanently, in connection with any of the Improvements, or the Land, and all renewals, replacements, substitutions thereof and additions thereto, including but not limited to, any and all partitions, ducts, shafts, pipes, radiators, conduits, wiring, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, pumps, transformers, generators, fans, blowers, vents, switchboards, elevators, escalators, compressors, furnaces, cleaning, call and sprinkler systems, fire extinguishing apparatus, water tanks, swimming pools, heaters, ventilators, pumps, laundry, incinerators, air conditioning and other cooling systems, water, gas and electrical equipment, disposals, dishwashers, refrigerators and ranges, cafeteria equipment, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements, all of which property and things, to the extent permitted by law, are hereby declared to be permitted accessions to the Land (all of the foregoing hereinafter collectively referred to as the "Fixtures").

      7. All of the right, title and interest of Grantor in and to all personal property other than fixtures, of any kind, as defined in Chapter 9 of the Texas Business and

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Commerce Code ("UCC"), now or hereafter located upon, within or about the Land and the Improvements, or which are or may be used in or related to the development, financing or operation of the Property, together with all now owned or hereafter acquired personal property, accessories and spare parts, and all additions, replacements and substitutions therefor, and the proceeds thereof including, but not limited to, all furniture, furnishings, equipment, machinery, tools, vehicles, goods, general intangibles (including, but not limited to patents and good will) insurance proceeds, accounts, contract rights, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental agencies, boards, corporations, providers of utility services, public or private, including, but not limited to, all refundable, returnable or reimbursable tap fees utility deposits, commitment fees and development costs (all of the foregoing hereinafter collectively referred to as the "Personalty").

      8. All leases, subleases, licenses, concessions, contracts or other agreements, whether written or oral, now or hereafter in effect, which grant a possessory interest in and to or the right to use any portion of the Property or which relate to the use or construction of the Improvements, and all other agreements, such as utility contracts, maintenance agreements and service contracts, which in any way relate to the use, occupancy, development, operation, maintenance, enjoyment or ownership of the Property (all of the foregoing hereinafter collectively referred to as the "Leases").

      9. All consideration, whether money or otherwise, paid or payable by parties to the Leases other than Grantor for using, occupying, leasing, licensing, possessing, operating from, selling or otherwise enjoying the Property and all rents, issues, income, profits, insurance proceeds, benefits and advantages of every nature whatsoever that arise, accrue or are derived from the Property, pursuant to the Leases or any renewals thereof (all of the foregoing hereinafter collectively at times referred to as the "Rents").

      10. Rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in any way pertaining to any of the above-described property, and rights, titles and interests of Grantor in and to any streets, alleys, driveways and strips of land adjoining the Land or any part thereof.

      11. All plans, specifications, drawings, feasibility studies, cost estimates, permits, licenses and certificates for any improvements to be placed upon the Land, and all contracts and subcontracts relating to the construction of any such improvements (all of the foregoing hereinafter collectively referred to as the "Contracts").

      12. Additions, substitutions, replacements and revisions of and to and proceeds of any of the above-described property and all remainders therein.

      13. Other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness hereby secured or the performance and discharge of the obligations under this Deed of Trust, the Note hereby secured, or any other document executed in connection herewith ("Obligations").

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PRIOR LIEN(S):

      None

OTHER EXCEPTIONS TO CONVEYANCE AND WARRANTY:

      This conveyance is made and accepted subject to the matters set forth in Exhibit "B" attached hereto and incorporated herein for all purposes to the extent, if any, such matters affect the Property ("Permitted Encumbrances").

SECURITY AGREEMENT:

      14. This Deed of Trust shall also constitute a security agreement under Chapter 9 of the UCC, subject only to the Permitted Encumbrances, with respect to the Improvements, Fixtures, Personalty, Contracts, Leases and Rents (all of the foregoing being hereinafter at times referred to as the "Collateral") to the extent such Chapter 9 is applicable to any such Collateral. To this end, without limiting any of the provisions of this Deed of Trust, Grantor, as debtor, has granted, bargained, conveyed, assigned, transferred and set over, and by these presents do grant, bargain, convey, assign, transfer and set over unto the Beneficiary, as secured party, a security interest in all of Grantor's right, title and interest in and to the Collateral to secure the full and timely payment of the Indebtedness hereby secured and performance of the Obligations and Other Obligations.

      15. Grantor agrees to execute and deliver to the Beneficiary in the form and substance satisfactory to the Beneficiary such financing statements and such further assurances as Beneficiary may from time to time consider necessary to create, perfect and preserve the security interest granted herein and Grantor shall cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to create, perfect and preserve such security interest.

      16. Trustee, on Beneficiary's behalf, as well as the Beneficiary, shall have all rights, remedies and recourses with respect to the Collateral afforded a "secured party" by Chapter 9 of the UCC in addition and not in limitation of the other rights, remedies and recourses afforded the Beneficiary and/or Trustee by this Deed of Trust.

      17. The security interest herein granted shall not be deemed or construed to constitute the Trustee or the Beneficiary as a party in possession of the Property or to obligate the Trustee or Beneficiary to lease the Property, or to take any action, incur any expense, or perform any obligation whatsoever under any of the Leases or otherwise.

      18. Upon the occurrence of an Event of Default as provided herein, and at any time thereafter:

            a. Trustee or Beneficiary shall have, with regard to the Collateral, the remedies provided in this Deed of Trust and in the UCC. No such remedy granted

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      by the UCC is or shall be deemed to be accepted, modified or waived in any manner by this Deed of Trust.

            b. Trustee and Beneficiary shall be entitled, in their sole discretion, to apply the proceeds of any disposition of any of the Collateral in the order set forth in the UCC, or, if allowed by the UCC, in the order set forth in the body of the Deed of Trust. If the proceeds are not sufficient to pay the Indebtedness and the Other Indebtedness in full, Grantor shall remain liable for any deficiency.

            c. Notwithstanding anything herein to the contrary, the Beneficiary or the Trustee acting on the Beneficiary's behalf may, at its option and to the extent permitted by applicable law, dispose of the Collateral and other items of personal property covered by this Deed of Trust, in accordance with the Beneficiary's rights and remedies in respect of the Land, pursuant to the provisions of this Deed of Trust in lieu of proceeding under the UCC.

      19. Beneficiary may require Grantor to assemble the Collateral and make it available to Beneficiary or the Trustee acting on Beneficiary's behalf at a place to be designated that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like, which are incurred or paid by the Beneficiary, or the Trustee acting on behalf of the Beneficiary, as authorized and permitted hereunder, including all reasonable attorney's fees, legal expenses and costs, shall be added to the Indebtedness and Grantor shall be liable therefor.

      20. As to such portion of the Collateral which constitutes fixtures under applicable law, this Deed of Trust shall be effective as a financing statement when filed for record in the UCC Records in the Clerk's Office of Bexar County, Texas, pursuant to Section 9.402(f) of the UCC. The record owner of the Land is Grantor named in this Deed of Trust, whose mailing address for purposes of such financing statement is:

                        7461 Callaghan
                        San Antonio, Texas  78229

GRANTOR'S OBLIGATIONS:

      Grantor agrees to:

      21. keep the Property in good repair and condition;

      22. pay all taxes and assessments on the Property when due;

      23. preserve the lien's priority as it is established in this Deed of Trust;

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      24. maintain insurance policies, in a form acceptable to Beneficiary, including, but not limited to flood insurance in an amount and in a form which is acceptable to Beneficiary;

      25. deliver the insurance policies to Beneficiary and deliver renewals to Beneficiary at least ten (10) days before expiration;

      26. if this is not a first lien, pay all prior lien notes and abide by all prior lien instruments;

      27. deliver or cause to be delivered to Beneficiary within one hundred twenty (120) days after the last day of each fiscal year, financial statements of Grantor (audited by a Certified Public Account who is acceptable to Beneficiary), as of the end of such year. Such statements shall include a balance sheet, cash flow statement and contingent liability information and shall be in a form acceptable to Beneficiary;

      28. deliver or cause to be delivered to Beneficiary within thirty (30) days after the last day of each quarterly period, quarterly reports summarizing financial performance in comparison with the annual budget. Said reports shall be certified by Grantor to be true and correct and shall be in a form acceptable to Beneficiary;

      29. deliver or cause to be delivered to Beneficiary within thirty (30) days after the last day of each month, a monthly (i) accounts receivable aging report, (ii) borrowing base certificate and (iii) compliance certificate relating to the previous month. Said reports and certificates shall be certified by Grantor to be true and correct and shall be in a form acceptable to Beneficiary;

      30. deliver or cause to be delivered to Beneficiary within forty five (45) days after the last day of each quarterly period, quarterly 10Q reports. Said reports and shall be certified by Grantor to be true and correct and shall be in a form acceptable to Beneficiary;

      31.   maintain the following financial ratios:

            Minimum current ratio               1.0/1.0
            Maximum debt-to-net worth ratio     2.0/1.0
            Minimum annual debt coverage ratio  1.25/1.0*
            Minimum Tangible Net Worth          $1,900,000.00**

      *For purposes of this paragraph, "debt coverage ratio" means Net Income, plus Depreciation, plus Amortization, plus Interest Expense, less Dividends, DIVIDED by Current Maturities of Long Term Debt, plus Current Portion of Capitalized Leases, plus Interest Expense.

      **The minimum Tangible Net Worth which Grantor shall be required to maintain hereunder shall increase each year the Note is in effect, by 75% of the preceding

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      year's net income. Intangibles do not include software development costs.
      The term "Tangible Net Worth" has the meaning set out in the Loan
      Agreement.

      All other terms used herein shall have the meanings given to them by generally accepted accounting principles consistently applied.

      32. provide other financial information relating to Grantor as is reasonably required by Beneficiary from time to time and provide access to Grantor's books and records at such time during ordinary business hours as Beneficiary may request;

      33. provide notice to Beneficiary within ten (10) days after receipt of any notice of default, notice of acceleration, posting for foreclosure or notice of any legal action regarding any asset or obligation of Grantor;

      34. limit its annual capital expenditures to $500,000.00 per year, unless prior written approval has been given by Beneficiary, such approval not to be unreasonably withheld;

      35. notify Beneficiary of any claim with a potential liability in excess of $75,000.00; and

      36. comply with any and all other obligations imposed on Grantor by the Note, that certain Loan Agreement dated of even date herewith entered into by and between Grantor and Beneficiary ("Loan Agreement"), that certain Loan Commitment Letter dated September 11, 1996, by and between Grantor and Beneficiary ("Loan Commitment") and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Note and any other documents securing the Indebtedness ("Loan Documents").

ADDITIONAL OBLIGATIONS OF GRANTOR:

      Grantor agrees not to:

      -- make any investments in or loans or advances to any company, person, or entity, except in the ordinary course of Grantor's business;

      -- pay any cash dividends unless approved by Beneficiary;

      -- merge or consolidate with any corporation, or enter into any partnership, joint venture, or acquire any stock or ownership interest in all or substantially all of the assets of any other entity unless approved by the Beneficiary;

      -- sell, transfer, or otherwise dispose of any of its assets, or enter into any arrangement accomplishing substantially the same, except for transactions which occur in the Grantor's ordinary course of business;

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      -- incur additional indebtedness except for payables or accruals incurred in the ordinary course of Grantor's business; and

      -- pledge assets, guarantee indebtedness of others, nor permit any liens on its assets.

BENEFICIARY'S RIGHTS:

      1. Beneficiary may appoint in writing a substitute or successor trustee, succeeding to all rights and responsibilities of Trustee.

      2. If the proceeds of the Note are used to pay any debt secured by prior liens, Beneficiary is subrogated to all of the rights and liens of the holders of any debt so paid.

      3. Beneficiary, at its election, may apply any proceeds received under the insurance policies either to reduce the Note or, as long as Grantor is not in default hereunder, to repair or replace damaged or destroyed improvements covered by the policy.

      4. If Grantor fails to perform any of Grantor's Obligations, Beneficiary may perform those Obligations and be reimbursed by Grantor on demand at the place where the Note is payable for any sums so paid, including attorney's fees, plus interest on those sums from the dates of payment at the rate stated in the Note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this Deed of Trust.

      5.    If an Event of Default occurs hereunder, Beneficiary may:

            a. declare the unpaid principal balance and earned interest on the
      Note immediately due and payable;

            b. request Trustee to foreclose this lien, in which case Beneficiary or Beneficiary's agent shall give notice of the foreclosure sale as provided by the Texas Property Code as then amended; and

            c. purchase the Property at any foreclosure sale by offering the highest bid and then have the bid credited on the Note.

TRUSTEE'S DUTIES:

      If requested by Beneficiary to foreclose this lien, Trustee shall:

      6. either personally or by agent give notice of the foreclosure sale as required by the Texas Property Code as then amended;

      7. sell and convey all or part of the Property to the highest bidder for cash with a general warranty binding Grantor, subject to prior liens and to other exceptions to conveyance and warranty; and

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      8. from the proceeds of the sale, pay, in this order:

            a. expenses of foreclosure, including a commission to Trustee of 5% of the bid;

            b. to Beneficiary, the full amount of principal, interest, attorney's fees, and other charges due and unpaid;

            c. any amounts required by law to be paid before payment to Grantor; and

            d. to Grantor, any balance.

EVENT OF DEFAULT:

      As used herein, the term "Event of Default" shall include the following:

      9. Any default in the payment of any installment, principal or interest, of the Note or of any other Indebtedness hereby secured, in accordance with the terms thereof;

      10. Any breach of any of the covenants herein contained or contained in the Note or in the Loan Documents, including, but not limited to, the Loan Agreement or the Loan Commitment.;

      11. Any failure to perform any of the Obligations to be performed, after the expiration of all applicable grace or curative periods without cure of such failure;

      12. The Grantor admitting in writing its inability to pay its debts as they mature or an administrative or judicial order of dissolution or determination of insolvency being entered against the Grantor; or the Grantor applying for, consenting to, or acquiescing in the appointment of a trustee or receiver for the Grantor or any property thereof, or the Grantor making a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee or receiver being appointed for the Grantor or for a substantial part of its property and not being discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding being instituted by or against the Grantor, and, if involuntary, being consented to or acquiesced in by the Grantor or remaining for sixty (60) days undismissed;

      13. Any warranty or representation made by the Grantor herein or in the Loan Documents proving to have been false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished by the Grantor to the Beneficiary proving to have been false or misleading in any material respect when made or delivered;

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      14. Any material change following the date of this agreement in the assets, net worth or credit standing of Grantor, or any judgment against Grantor which in Beneficiary's judgment would materially and adversely affect the credit standing of the Grantor or the ability of Grantor to perform under the Loan Documents;

SALE OR OTHER DISPOSITION:

      If all or any part of the Property or any interest therein or any rents or income therefrom is sold; transferred; conveyed; assigned; mortgaged or otherwise encumbered or otherwise disposed of by Grantor without Beneficiary's prior written consent, any such event shall constitute an "Event of Default" as provided in this Deed of Trust, and Beneficiary may, at its option, declare the entire principal indebtedness hereby secured with all interest accrued thereon and all other sums hereby secured (hereinafter referred to as the "Entire Indebtedness") immediately due and payable and in the event of default in the payment of the Entire Indebtedness when declared due, Beneficiary may, at its option, direct the Trustee, or his successor or substitute, to sell the Property as herein provided and may exercise any and all other rights and remedies permitted herein. Any waiver by Beneficiary of or any forbearance by Beneficiary to exercise its option to accelerate with respect to any particular sale or transfer shall not be deemed to constitute a waiver of such option with respect to any other sale or transfer.

LOAN PURPOSE:

      The Note hereby secured is given in order to refinance the Property and to provide financing for the working capital needs of the Grantor.

REPRESENTATIONS AND WARRANTIES:

      Grantor makes the following representations and warranties concerning the Property and the use of the Property:

      15. That there has been no storage, production, transportation, disposal, treatment, release or threatened release of any solid waste, as that term is defined by the Texas Solid Waste Disposal Act, as amended, Tex. Health & Safety Code, Ch. 361 (Vernon Pamphlet 1989), or the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET. SEQ. ("Solid Waste"), or any hazardous waste, as that term is defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 ET. SEQ. ("Hazardous Waste"), or any substance subject to regulation under the Toxic Substance Contract Act, 15 U.S.C. ss. 2601 ET. SEQ. ("Regulated Substance"), or any other pollutants or contaminants on, in, upon or under the Property.

      16. That, to the best of Grantor's knowledge, there has been no storage, disposal, production, treatment, transportation, release or threatened release of any Solid Waste, Hazardous Waste, Regulated Substance or any other pollutants or contaminants on adjacent or neighboring properties to the Property which through soil or groundwater migration could have come to be located on the Property.

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      17. To the full extent permitted by applicable law, Grantor and each
Guarantor hereby agree to defend, indemnify and hold harmless Beneficiary and its directors, officers, employees, attorneys and agents (each an "Indemnified Party") from and against any and all loss, cost, expenses or liability (including attorneys' fees and court costs) incurred by any Indemnified Party in connection with or otherwise arising out of any and all claims or proceedings (whether brought by a private party, governmental agency or otherwise) for bodily injury, property damage, abatement, remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance or contaminated material located upon, migrating into, from or through or otherwise relating to the Property (whether or not the release of such materials was caused by Grantor, a tenant or subtenant of Grantor, a prior owner, a tenant or subtenant of any prior owner or any other party and whether or not the alleged liability is attributable to the handling, storage, generation, transportation or disposal of such substance or the mere presence of the substance on the Property), which any Indemnified Party may incur due to the making of the loan evidenced by the Note, the exercise of any of its rights under this Deed of Trust or any of the Loan Documents, or otherwise. For the purposes of the indemnity contained in this paragraph, hazardous or toxic substances or contaminated material include but are not limited to asbestos, oil and petroleum products and those substances within the scope of all federal, state and local environmental laws and ordinances, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act and the Superfund Amendment and Reauthorization Act of 1986. The provisions of this paragraph shall survive any exercise of the power of sale granted in this Deed of Trust, any foreclosure of the liens created by this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the indebtedness and the discharge and release of this Deed of Trust and other Loan Documents.

GENERAL PROVISIONS:

      18. If any of the Property is sold under this Deed of Trust, Grantor shall immediately surrender possession to the purchaser. If Grantor fails to do so, Grantor shall become a tenant at sufferance of the purchaser, subject to an action for forcible detainer.

      19. Recitals in any Trustee's deed conveying the Property will be presumed to be true.

      20. Proceeding under this Deed of Trust, filing suit for foreclosure, or pursuing any other remedy will not constitute an election of remedies.

      21. This lien shall remain superior to liens later created even if the time of payment of all or part of the Note is extended or part of the Property is released.

      22. If any portion of the Note cannot be lawfully secured by this Deed of Trust, payments shall be applied first to discharge that portion.

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      23. All judgments, decrees or awards now or hereafter made for injury or damage to the Property, or awards, settlements or other compensation now or hereafter made by any Governmental Authority (as hereinafter defined) including those for any variation of, or change of grade in, any streets affecting the Land or the Improvements, are hereby assigned in their entirety to the Beneficiary, who shall apply same in such manner as the Beneficiary may elect. Beneficiary, at its election, may apply any proceeds received hereunder either to reduce the Note or, as long as Grantor is not in default hereunder, to repair or replace damage or destruction of the Property. Beneficiary or the Trustee on behalf of the Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittance for, and to appeal from, any such award, judgment or decree. As used herein, the term "Governmental Authority" shall mean any and all governmental or quasi-governmental entities of any nature whatsoever, whether federal, state, county, district, city or otherwise, and whether now or hereafter in existence. Beneficiary shall not be liable for failure to collect or to exercise diligence in collecting any such sums.

      24. Grantor assigns to Beneficiary absolutely, all present and future rent and other income and receipts from the Property. Grantor warrants the validity and enforceability of the assignment. Grantor may as Beneficiary's licensee collect rent and other income and receipts as long as Grantor is not in default under the Note or this Deed of Trust. Grantor will apply all rent and other income and receipts, except receipts for real property tax or interest earned pursuant to property sales contracts, to payment of the Note and performance of this Deed of Trust. If Grantor defaults in payment of the Note or performance of this Deed of Trust, Beneficiary may terminate Grantor's license to collect and then as Grantor's agent may rent the Property if it is vacant and collect all rent and other income and receipts. Beneficiary neither has nor assumes any obligations as lessor or landlord with respect to any occupant of the Property. Beneficiary may exercise Beneficiary's rights and remedies under this paragraph without taking possession of the Property. Beneficiary shall apply all rent and other income and receipts collected under this paragraph first to expenses incurred in exercising Beneficiary's rights and remedies and then to Grantor's obligations under the Note and this Deed of Trust in the order determined by Beneficiary. Beneficiary is not required to act under this paragraph, and acting under this paragraph does not waive any of Beneficiary's other rights or remedies. If Grantor becomes a voluntary or involuntary bankrupt, Beneficiary's filing a proof of claim in bankruptcy will be tantamount to the appointment of a receiver under Texas law.

      25. Interest on the indebtedness secured by this Deed of Trust shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the indebtedness or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the indebtedness or, if the principal of the indebtedness has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the indebtedness.

      26. When the context requires, singular nouns and pronouns include the plural.

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      27.   The term "Note" includes all sums secured by this deed of trust.

      28. This Deed of Trust shall bind, inure to the benefit of, and be exercised by successors in interest of all parties.

      29. If Grantor and Borrower are not the same person, the term "Grantor" shall include Borrower.

      30. If there shall be more than one Grantor, each shall be jointly and severally liable for all obligations and liabilities of Grantor under this Deed of Trust.

      31. THIS WRITTEN DEED OF TRUST REPRESENTS THE FINAL AGREEMENT BETWEEN GRANTOR AND BENEFICIARY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN GRANTOR AND BENEFICIARY.

      EXECUTED as the ________ day of __________________, 1996.

                                    GRANTOR:

                                    DOCUCON, INCORPORATED

                                    By:
                                    Name:
                                    Its:

STATE OF TEXAS    ss.
                  ss.
COUNTY OF BEXAR   ss.

      This instrument was acknowledged before me on the _____ day of ______________, 1996, by ___________________, ________________ of Docucon,
Incorporated, on behalf of said corporation.

                                    -----------------------------------
                                    Notary Public, State of Texas

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